Form of
AMENDMENT
TO THE
GM OFFSHORE, INC.
EXECUTIVE NONQUALIFIED EXCESS PLAN
     THIS AGREEMENT by GM Offshore, Inc., a Delaware corporation (the “Company”),
W I T N E S S E T H:
     WHEREAS, the Company previously adopted the Executive Nonqualified Excess Plan (the “Plan”);
     WHEREAS, pursuant to Section 14 of the Plan, the Company has the right to amend the Plan; and
     WHEREAS, the Company desires to amend the Plan;
     NOW, THEREFORE, effective October 14, 2009, Section 2.5 of the Executive Nonqualified Excess Plan Plan Document is completely amended and restated to provide as follows:
2.5 “Change in Control Event” means the occurrence of a “Change in Control Event” within the meaning of section 1.409A-3(i)(5) of the Department of Treasury regulations with respect to GulfMark Offshore, Inc., a Delaware corporation, or its successor by merger.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement effective as of October 14, 2009.

GM OFFSHORE, INC.

By:
Title:
Date: